Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24E

FIFTY-FIRST AMENDMENT

OF THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Fifty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.	TWC purchased CSG SmartLink® BOS (“SLBOS”) per the Seventh Amendment, effective as of April 19 2004 (CSG document no. 1996685), as amended by the Twenty-Second Amendment to also include CSG Event Notification Interface (“ENI”), effective as of March 31, 2006 (CSG document no. 2283425) (collectively, “SLBOS/ENI Amendment”), for a capacity of up ** ****** ******** ***,**** ********** *** ************ *** **** *** ** ** *** ******* ***,***,**** ***** ************ *** *****, *** ** ** ****** ******** ***,**** *** ************ *** **** *** ** ** * ***** ** *** ******* ***,***,**** *** ************ *** ***** (the “Capacity License”). Under the SLBOS/ENI Amendment, *** **** *** ** ******* *** *** ********** **** ******** ******* **** ******* *** *** ** *** ******** **** ** *** ********* ****** ***** *** ** ******** ******** *** ******** *** *** ******* ******** ***. Customers’ license to SLBOS and ENI is hereby extended through the duration of any extended term of the Agreement and the Termination Assistance Period, and the pricing for SLBOS and ENI transactions set forth below applies during the existing Term and any extended term of the Agreement as well as the Termination Assistance Period.

The SLBOS and ENI Interfaces fees set forth in Schedule F (Section II.D under “CSG Services”) (amended by the SLBOS/ENI Amendment) shall be deleted in its entirety and replaced with the CSG SmartLink® BOS and CSG Event Notification Interfaces fee schedule provided below.

CSG SmartLink® BOS and CSG Event Notification Interfaces (Note 7)

Description of Item/Unit of Measure	Frequency	Fee
A. ************ *** *****-** ***** **	*** *******	*****
B. ********* *********** *** ********* ******** ***** **	*** *******	*****
C. ********* ************* ******** *** ***-********* ***** ***** ************ **** ************** ***** **	*** *******	*****
D. ***** **** ***** ** ************ *** ****** *“***”* ***** ** ***** **
1. ********** ***** *********** ** ** *** ****	*******	****,***.**
2. **********, *** *** **** *********** ****	*******	**,***.**
E. *** **** **** ****** ***** **
1. ********** ******** ** ** ** *** ******* ***,***,**** *** ************ *** *****	*******	******** ** ***** ****

**** *: ************ *** *****-** ********. *** ************ *** *****-** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ********* *********** *** ********* ********. ***** ******* ** ********* *********** ******** *** ********* ******** ********* ** * ******** ** ******** ** *** ****** **** *********** ** * ********’* ***** ***** ************. *** ********* *********** ******** *** ********* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** *: ********* ************* ******** *** ***-********* *** ** ***** ***** ************. *** **********, ************ ** * ******** ******* *** ********* *** ********* *** ********** *** *** *** *** ***** ************ ***, **** ** ********* ** *** ***** ** *********** ** **** ********** **** **********. *** ********* ************* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ***** ***** *** ********* ************* ** *** ******* *** ********* ******** **** *** ** ********* ** * ******** ** ******** ** *** ****** **** *********** ** *** ********’* ***** ***** ************. *** ******** ** ******** ** *** ****** **** *********** ** ***** ***** ************ *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: *********’ ***** *** ********** **** ** ******** *** ******** ** * ********* ******** ***** ** *** *** ** *** ****** ** *****, ****, ********* *** ******** ** **** **** ****** *** **** *** *** ******** ***** ** *** ********* *** *** *********** ********** ******. *** *** ******* ** *********** *** *** ********** ***** ********** ** *** **** ******** *******, *** ******* ***** *** ************ *** ******** ****** *** **** * ****** ** **** *** ********* **** *** **** ** *** ***** *** ****** ** *** ****-****** ******* **** ** ******** ** ****** * **** ** ******* **** ******** **** “********* *** *********** ****”*. *** ***** ******* * **** ** *** ********* *********** **** ** *** ** ***** **** *** ***** ******** *** ** *** ***** *********** ********* *** *** ** *** ******** *******. *** ****** *** ***** ** *** ********* *** *********** **** *“*********** *** *****”* **** ** *** *** ***** **** ** ********* *** *** ********** ***** ********** ***** ******* *** *** **** ******** ******* *“*** ******** ***”*. *** **** ***** ********* *** *** *** *** ******** *** ** *** ***** *********** ********* *** *** ** *** ******** *******. *** ************* ********, ***** **** ***** ** ** ***** ** **** **** *** ******* ** *** *** ********** ***** *********** ** ** *** ******* ***** **** ********* *****.

**** *: *** ****** ************ **** ******* ** ******* ************ ***** **** ***** **** ****** *********. *** ****** ******** **** ** ********** **** :** ** :** **** **** **.*., **** **:** ** **:***. ****** *** *** *** **** ******, *** ***** ****** ** ************ **** ** ******* *** **** ** ******* ** ***** ******** *** ******* * *,**** ** ****** *** ****** *** ***********.

**** *: *** ************* ********, ** ** * ***** ** *** ******* ***,***,**** *** ************ *** ***** ***** ** ******** ****** *** ***** **** *** ***’* ***** ** *** ***** *** ******** ******* ****** ******* ***** *********** ** *** ***** ********* *********** ******* *** ***** ************ ************, *** ***** ****** *** ** **** ***** *** *** ******* ***** ** *********** **** ** **** ***** ** ********* *** ********* ******** *** ********* *** ******* ***,***,**** *** ************ *** ***** *** *** ********** ****. ** ***** ** * ****** ** ***** *** *********** ****** **** **** **** *** **** **** ***** ******** ***,**** **** **** *** ************, *** ***** ****** *** ** **** ***** *** *** ******* ***** ** ******** ******* ** **** ***** *** ****** **, *** ********** ** *******, ***** **** **** **** ************ *** ****** ******. *** *** ********* ** *****, *** ***** ********** ** **** **** * ***************, *** ************ ***** ** ******** ** **** *** ******; *.*., ************ *** *****.

**** *: *** *** *** *****, *** *** ********* ** *****, **** *** **** *** ***** ***** ** *** ******* *********** ** ********* *** ** ***** ************ ************ ** ***. *******, *** *** ******** * ******** ******* *** ********* *** *** ***** ************ ** * ********** ******** ********* ** *** ************* ********* ********, ******* ** ***** *** ********** ***** ** * *** **** ******* ** *** **** *** ***** ***** ***** ** ***’* *********** *******, *** *** ***** ******* *** ******** *** **** **** ** ****** ** **** *********.

2.	On or before the ***** ***** ******** *** of each ***** CSG shall provide to TWC a usage report with respect to SLBOS and ENI transactions, ******** *** ***** **** *****, setting forth:

(a) With respect to SLBOS transactions: *** *** ****** ************ ** **** *** ****** **** ***** *** *** **** ** *** ** **** **** *********** *** * **** ******* *** ******* ****** *********** ** **** *** ****** **** *****; and

(b) With respect to ENI transactions: *** ***** ******* *** ************, *** ****** ** *** ************ *** **** ** **** *** ****** **** *****, *** * **** ******* *** ******* ****** ****** ** *** ************ ** **** *** ****** **** *****.

Each of the above reports shall be broken down by ***** ****** **.

3.	For clarification purposes, the monthly Processing Level *********** ** ** *** ******* ***** **** *** ** ****,***.**, ****** ** ******* *.* ** *** ***** *****, ***** ***** ***** ******** ********* ******* *, ****, *** *** **** ***** ********** ******* *** **** ** *** *********; ********, *******, **** *** ******* ****** ***** *** ** ******** ** *** ******** ** **** ********* **** ******* ** **** ** ****,***.**. *** ******* ******** ********* **** ******* ** ******** **** **** ****** ****,***.** ** *** ********* ***** ** ******** *** ******** ** ***, ******* ******** ** ******** ******** ** ******* *.* ** *** *********, ** ** ***** ******* *, ****.

4.	Each party hereby unconditionally and irrevocably fully and forever releases the other and its Related Parties from any claims, including fees for excess capacity usage, potential claims due to outages, response times, or other payment or performance obligations of either party for any claims relating to SLBOS, except for a claim of infringement or Customer’s breach of Section 2.5 of the Agreement, prior to January 1, 2011.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.	Interface Availability. Schedule K is hereby amended as follows:

(a) New subparagraphs (a)(x) is inserted as follows:

(x) ***** *********. *** ***** ********* ***** ** ***** *********** *** ********* ** *** ********** *********** *** *********’ *** ** **** **** ******-**** ******* ***** ** *** ****, ******** ** * ******* *****, ********* ********* ******** *** *********** *** ** ** **** *** ***** *** **** ** ***** ****** ***’* ********* ********; ******** *** *********** ***** **** ********* ******** ** * ****** ** *** ********* ******** **** ** ************ ** *** ** ******* ** ***** ****** **** **** ** *******. *** ******* ** ******* *********** **** ******* ** *** ***** ********* ***** *** *****, ** ********** ******, *** ******* ******* ** *** ******** ***/** ********* ****** ******** *********** *** *** ***** *********. ** *** ***** *** ******** ** *********** ********* ********, *** **** *** ************ ********** ******* ** *********** ***’* *******. *******, ****** ******** ****** ** ** **** *******, ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** *** ***** *** ****. *** ******** ** **** ********* ***, “***** ***********” **** **** **** *** ***** ********* **** ****** *** ******* *** ** *********’ ***** ********* ************.

(b) New subparagraphs (b)(iii)(E) is inserted as follows:

(E). ******** *** *********** ******** ** ******. ** *** **** *** **** *** *********** ******** *** ***** ** ************ ****** **** ******* ** **** *****, *** ***** ** ****** ** *** **** *** ********* **** ****** ******* ******** **, **** *** ***** ******** **** ********** ******* *** *** ** *** ******** **** ** *** ********* *** *** ******** **** ** *** ********* *** *********** ********** ******, ** *******:

********** ** ******** ****	******
*****	***,***.**
******	***,***.**
***** *** *** ********** ***********	****,***.**

6.	CSG shall provide support for versions of each of the SLBOS interface and the ENI (each, an Interface”) for a minimum of eighteen (18) months, or the current and most recent two (2) versions of each Interface as measured by the numeral immediately to the right of the decimal (e.g., x.y where “y” is the point of measure), whichever amount of time is greater (the foregoing, “Supported Interface Versions”). If TWC desires to continue maintenance coverage for the version of such Interface in use by Customers, TWC shall be required, subject to CSG’s compliance with the notice provisions set forth in Section 2.4, to periodically upgrade its production version of the Interface so as to utilize a Supported Interface Version and, thereby, ensure CSG’s ability to support TWC’s version of the Interface.

7.	For the avoidance of doubt, Customers may disclose the Interfaces to third party vendors for the purpose of creating or facilitating the interface of third party products used or to be used by Customers with CSG’s CCS® / ACP system via the Interfaces; provided, however, that such disclosure is pursuant to the confidentiality obligations set forth in Section 10 of the Agreement.

All terms and conditions of the Agreement not modified by this Amendment shall continue in full force and effect.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed and effective as of the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Michael Lajoie	By: /s/ Joseph T. Ruble

Name: Michael Lajoie	Name: Joseph T. ruble

Title: Executive Vice President	Title: EVP, CAO & General Counsel

Date: June 27, 2011	Date: 6-29-11

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